JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A, S, AND UV

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated April 3, 2026 to the Statutory Prospectuses, Updating

Summary Prospectuses, and Initial Summary Prospectuses, dated

April 28, 2025

This Supplement is intended for distribution with the Statutory Prospectuses, Updating Summary Prospectuses, and Initial Summary Prospectuses, as applicable, (each a “Prospectus”) dated April 28, 2025 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. This Supplement must be preceded or accompanied by the Prospectus for your policy. Please retain it for future reference. This Supplement applies to the following policies:

Majestic Accumulation Variable Universal Life 2019	Majestic Variable Estate Protection

Majestic Accumulation Variable Universal Life 2021	Majestic Variable Estate Protection 98
Majestic Performance Survivorship Variable Universal Life	Majestic Variable Universal Life
Majestic Performance Variable Universal Life	Majestic Variable Universal Life 98
Majestic Survivorship Variable Universal Life 2020	Majestic VCOLIX
Majestic Survivorship VULX	Majestic VULX
Majestic Variable COLI	Variable Master Plan Plus

Portfolio Liquidation

The purpose of this Supplement is to notify of a Portfolio liquidation. On or about January 8, 2026, the Board of Trustees of the Northern Lights Variable Trust approved a plan of liquidation for vote by affected policyowners. If the plan for liquidation is approved by policyowners, the transfer of the Bain Capital Equity Opportunities Fund (“Bain Fund”) will occur at the close of business on or about May 1, 2026 (“Liquidation Date”). This is not a liquidation of your Policy.

As a result, after May 1, 2026, the Portfolio corresponding to Bain Capital Equity Opportunities Fund – Class 2 will be transferred to the John Hancock Variable Insurance Trust (“JHVIT”) Money Market Trust – Series NAV and you will not be able to allocate your policy value or any premiums to the Bain Capital Equity Opportunities – Class 2 Portfolio. Any policy value or premium allocated to the Bain Capital Equity Opportunities – Class 2 Portfolio will be allocated to the JHVIT Money Market – Series NAV Portfolio.

Please note the following information regarding the Liquidation:

●

For thirty (30) days before the Liquidation Date, you may make a one-time transfer of any or all policy value allocated to the Bain Fund to any other Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

●

For thirty (30) days after the Liquidation Date, you may transfer any policy value allocated to the Bain Fund to any Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

●	A transfer request may be made through our website at JohnHancock.com/lifeaccount, by sending in a transfer request form, or by telephone at 800-732-5543.

●

If you are currently enrolled in a dollar cost averaging or asset allocation balancer program and have designated an amount to be transferred monthly into the Bain Fund, after the Liquidation Date, that amount that you have designated to the Bain Fund will be automatically transferred to the JHVIT Money Market – Series NAV Portfolio. You should work with your investment professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

You should read this supplement together with the prospectus for the Policy you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 04/2026

333-131299	333-236447	333-151631	333-164152	333-164164
333-148991	333-254211	333-153253	333-164153	333-164163
333-151630	333-132905	333-235397	333-164156	333-164165
333-153252	333-148992	333-164151	333-164154	333-164169
333-233648